UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 10, 2004


                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                        1-8696                     36-2664428
---------------                 ----------------           ---------------------
(State or other                 (Commission File           (IRS Employer
jurisdiction                    Number)                    Identification No.
of incorporation)




1960 Bronson Road, Fairfield, Connecticut                   06824
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code  (203) 255-6044
                                                   ----------------


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



Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

         On June 10, 2004, Competitive Technologies, Inc. (CTT) announced its fiscal results for the three and nine months ended April 30, 2004. A copy of CTT's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

            The information in this Current Report on Form 8-K and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMPETITIVE TECHNOLOGIES, INC.
                                                Registrant


Date:  June 14, 2004                             /s/ John B. Nano
                                                -----------------------------
                                                By:  John B. Nano
                                                President,
                                                Chief Executive Officer and
                                                Authorized Signer




Exhibit Index

99.1     Press release dated June 10, 2004.           3-5



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